As filed with the Securities and Exchange Commission on January 20, 2004
                         Registration No. 333-92460
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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

                            Date of Report
                           January 20, 2004


                            SONIC MEDIA CORP.
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)


  Nevada                                                     68-0507505
(State or jurisdiction  (Primary Standard Industrial      (I.R.S. Employer
 of incorporation       Classification Code Number)     Identification No.)
 or organization)

                    	   2200-1420 Fifth Avenue
               		 Seattle, Washington 98101
                              (206) 310-1344
             -----------------------------------------------
      (Address and telephone number of principal executive offices)

          		 Kenneth H. Finkelstein
			 2200-1420 Fifth Avenue
                       Seattle, Washington  98101
                              (206) 310-1344
            -------------------------------------------------
        (Name, address and telephone number of agent for service)


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ITEM 5. OTHER EVENTS

The Board of Directors of Sonic Media Corp. (Sonic) have approved a
6.5 for one split of the common stock of Sonic to be effected by a dividend of 5.5 shares of Sonic common stock to the shareholders of Sonic of record on January 23, 2004, for each currently issued and outstanding share of Sonic held. The Payment Date will be January 26, 2004, and the Effective Date of the split will be January 27, 2004.



SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: January 20, 2004


       SONIC MEDIA CORP.




       By: /s/ Kenneth H. Finkelstein
       -------------------------------
       Kenneth H. Finkelstein
       President, Chief Financial Officer,
       Principal Accounting Officer, a
       member of the Board of Directors